SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 9, 2003
Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10435 Downsville Pike Hagerstown, Maryland (Address of principal executive of offices)	21740-1766 (Zip code)

Registrants telephone number including area code: (301) 790-3400

N/A (Former Name or former address if changed since last report)

2
Item 1-6.	Not applicable
Item 7.	Exhibit. The following exhibit is filed herewith pursuant to Item 9:

     Exhibit 99.1

     Press Release Issued by Allegheny Energy, Inc. on June 9, 2003
     announcing that its Board of Directors unanimously elected Paul J.
     Evanson, currently President of Florida Power & Light Company, to serve as Chairman, President, and Chief Executive Officer of the
     Company, effective June 16, 2003.

Item 8.	Not applicable.
Item 9.

     Regulation FD Disclosure

     The information in this report, including the exhibit, is being furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of
     Section 18 of the Securities Exchange Act of 1934.

     Allegheny Energy, Inc. announced on June 9, 2003 that its Board of
     Directors unanimously elected Paul J. Evanson, currently President of
     Florida Power & Light Company, to serve as Chairman, President, and
     Chief Executive Officer of the Company, effective June 16, 2003.

Item 10-12.	Not applicable.

3 SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.
By: /s/ Thomas K. Henderson Name: Thomas K. Henderson Title: Vice President and General Counsel

DATED: June 11, 2003

4 EXHIBIT INDEX
Exhibit Number Description

99.1                              Press Release Issued by Allegheny Energy, Inc. on June 9, 2003
                                     announcing that its Board of Directors unanimously elected Paul J.
                                     Evanson, currently President of Florida Power & Light Company, to serve as Chairman, President, and Chief Executive Officer of the
                                     Company, effective June 16, 2003.